                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5896

                               SCUDDER TARGET FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       01/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Target 2012 Fund

Semiannual Report to Shareholders

January 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/05
	6-Month*	1-Year	3-Year	5-Year	10-Year
Scudder Target 2012 Fund	5.46%	4.27%	4.81%	1.90%	8.00%
S&P 500 Index+	8.16%	6.23%	3.24%	-1.77%	11.51%
Lehman Brothers Government Bond Index++	3.30%	3.27%	5.69%	7.58%	7.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
Net Asset Value: 1/31/05	$ 8.98
7/31/04	$ 8.77
Distribution Information: Six Months: Income Dividends as of 1/31/05	$ .26
Lipper Rankings — Balanced Target Maturity Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	6	of	76	8
3-Year	4	of	18	22
5-Year	6	of	8	67
10-Year	3	of	5	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Target 2012 Fund [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/05
		1-Year	3-Year	5-Year	10-Year
Scudder Target 2012 Fund	Growth of $10,000	$9,906	$10,937	$10,440	$20,510
	Average annual total return	-.94%	3.03%	.86%	7.45%
S&P 500 Index+	Growth of $10,000	$10,623	$11,005	$9,145	$29,725
	Average annual total return	6.23%	3.24%	-1.77%	11.51%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,327	$11,807	$14,410	$20,278
	Average annual total return	3.27%	5.69%	7.58%	7.33%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Government Bond Index is an unmanaged market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005
Actual Fund Return
Beginning Account Value 8/1/04	$ 1,000.00
Ending Account Value 1/31/05	$ 1,054.60
Expenses Paid per $1,000*	$ 5.85
Hypothetical 5% Fund Return
Beginning Account Value 8/1/04	$ 1,000.00
Ending Account Value 1/31/05	$ 1,019.51
Expenses Paid per $1,000*	$ 5.75

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Scudder Target 2012 Fund	1.13%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's approach and the resulting performance of the Scudder Target 2012 Fund for the semiannual period August 1, 2004 through January 31, 2005.

Q:  How would you characterize the investment environment during the six-month period?

A:  During the period, the stock market witnessed a significant turnaround. A strong rally following the presidential election helped reverse the effects of an earlier correction led by weakness in the technology sector. The bond market saw a flattening of the yield curve — meaning that short-term interest rates rose and long-term interest rates declined. The Federal Reserve Board (the Fed) raised short-term interest rates incrementally to keep inflation in check, while foreign demand kept prices for long-term bonds high, pushing yields lower throughout the period.

Investor concerns about increasing inventories and sluggish demand in technology sent stocks lower in August. Economic growth, meanwhile, remained reasonably healthy. Stocks rallied from November through the year's end. In January, however, widespread profit-taking caused the stock market to pull back, and economic growth moderated.

Q:  How did the fund perform?

A:  Scudder Target 2012 Fund posted a 5.46% total return for the six-month period ended January 31, 2005. Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. (Past performance is no guarantee of future results. Please see page 3 through 4 for more complete performance information.)

The fund invests in both stocks (equities) and bonds. The fund's equity benchmark is the Standard & Poor's 500 Index (S&P 500), which posted a total return of 8.16% for the six-month period.1 The fund's bond benchmark is the Lehman Brothers Government Bond Index, which posted a 3.30% total return for the same six-month period.2

1 The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Lehman Brothers Government Bond Index is an unmanaged market value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Strong stock selection in a variety of industry sectors resulted in the outperformance of the fund's equity holdings versus the benchmark S&P 500. The fixed-income portion of the fund's portfolio benefited mildly from modest price appreciation.

Q:  Which investment strategies or individual holdings contributed most to performance?

A:  Utilities proved to be a strong performing industry sector of the benchmark S&P 500 by a wide margin and the biggest driver of fund performance. The fund held a relatively larger position in utilities than the benchmark and benefited from strong stock selection, particularly among core electric utilities. Among these, TXU Corp., a holding company engaged in the production, sale and distribution of electricity and natural gas throughout Texas, was one of the top contributors. TXU is well positioned in the industry, with significant low cost coal and nuclear assets fueling its energy production. The company profited from wide margins resulting from natural gas prices that approached all-time highs during the period. Further, restructuring efforts enabled TXU to eliminate some noncore assets and increase earnings beyond analysts' estimates.

Among financial stocks, capital markets companies — those engaged in investment banking and brokerage activities — contributed significantly to results. A spate of company mergers helped the sector regain some stability lost in the latter half of 2004. The fund held a proportionately larger stake in capital markets than the benchmark index. Lehman Brothers Holdings, Inc., a global investment bank, performed particularly well. The company continued to broaden its business, focusing on mergers and acquisitions and bond, or fixed-income, trading. Further, Lehman Brothers announced in late January that it would increase its dividend by 25% and that it would continue its share buyback program, expecting to repurchase approximately 35 million shares of Lehman Brothers stock in 2005.

The fund's selection of stocks among commercial banks, which also made broad strides, further added to performance. Wachovia Corp., a money center bank that has been among the fund's core holdings, rebounded significantly from losses suffered after the company announced early last summer that it would acquire SouthTrust of Texas. Based on our research, we believed that management's assumptions were reasonable and that investor concerns regarding the acquisition were unwarranted. We used the opportunity to build our position in Wachovia. Our decision was rewarded during the period. The company posted strong earnings in subsequent quarters. Investors, having gained some level of comfort, returned to the stock when the deal closed in November 2004.

Within health care — one of the weakest-performing sector's of the market during the period — a combination of well-performing individual stocks and the fund's overall underweighting (i.e., a proportionately smaller position relative to the benchmark) was beneficial. Selection proved critical among pharmaceutical companies, which have been roiled by safety concerns in recent months. Among them, Merck & Co., Inc. — which the fund did not own — sustained the gravest losses when its popular arthritis drug, Vioxx, was pulled from pharmacy shelves after being linked to cardiac complications. Not owning Merck helped buoy performance of the fund against the benchmark, which held a meaningful weighting in the stock. The fund was exposed to Pfizer, Inc., however, another major pharmaceutical company that lost ground (although relatively less than Merck) when its competing arthritis drug, Celebrex, came under investigation by the Food and Drug Administration (FDA). We believe, though, that Pfizer is well positioned to weather this storm. We therefore have maintained the fund's position in the stock. The company is well diversified with a variety of products and, we believe, should be able to benefit from a reduction in its sales and marketing costs.

Owning Johnson & Johnson (J&J), on balance, was a key to offsetting losses. While many pharmaceutical companies struggled with pricing pressures, patent expirations and losses of product to the market due to recall, J&J was largely unaffected. Its more diversified structure enabled the company to exceed analyst expectations during the period. Further, in a move that was well received, the company announced that it would acquire Guidant Corp., a leader in cardiac rhythm management systems and a holding in the fund. Following the announcement of the deal, we expected to favor owning shares of J&J rather than those of Guidant.

Many stocks of health care services companies shot up following the presidential election, on the perception that the re-elected Bush administration would foster a more favorable regulatory environment than that of a Democratic president. The fund's two holdings in this industry, Caremark Rx, Inc., a pharmaceutical services company, and Wellpoint, Inc., a health benefits manager, rebounded strongly. An additional one-time event was Microsoft Corporation's declaration of a $3.00 per share special dividend, which was paid out in December 2004.

Q:  Which investment strategies or individual holdings detracted from performance?

A:  Stock selection within the consumer discretionary, consumer staples and energy sectors hurt the fund's overall relative performance.

In the consumer discretionary space, specialty retailers were problematic. Notably, shares of The Gap, Inc., a retail clothier, dipped sharply after management tempered its earnings outlook due to declining same-store sales. We maintained the fund's position in the stock despite its volatility, because we believe that the ebb and flow of fashion trends often affect the short-term popularity of individual retailers. More importantly, we remain confident in the long-term financial management of the company. The Gap continues to generate a significant amount of free cash (roughly, money left over after a company has paid all of its operating expenses). During the period, the company completed a share buyback of approximately $1 billion. It is widely believed that The Gap intends to return still more capital to shareholders through yet another large share buyback or higher dividend payouts. In addition, the Home Depot, Inc., which we did not own, finished significantly higher during the period, helping to drag down our performance relative to the benchmark. Also within the consumer discretionary sector, the fund had virtually no exposure to hotel, restaurant and leisure stocks, which advanced during the period, putting the fund at a distinct disadvantage to the benchmark index.

Among consumer staples, Avon Products, Inc. lagged. Avon had been a strong performer amid a lackluster group and an important contributor to the fund's performance during the first half of 2004. At that time, Avon was among the fund's largest stakes. Our proprietary quantitative research, however, pointed to potential problems within the company. After further analysis, we cut the fund's position by roughly half, taking profits for shareholders. Soon after, slower than anticipated US sales forced the company to guide earnings expectations lower. The stock traded down on the news. We continue to consider Avon a core, long-term position. We are confident that management will be successful in restructuring the company's US business and that it will continue to realize the outstanding growth potential of Eastern Europe, Asia and Latin America. By the period's end, we already had begun to see signs of stabilization.

With crude oil prices approaching their historic highs, energy stocks proved strong performers once again. Nonetheless, the fund's concentration on predominately large-capitalization, higher-quality names, as is consistent with the fund's objectives, hampered performance relative to the benchmark and some competitors, which invest in a greater share of smaller, somewhat lesser-quality companies. The fund's largest holding, ExxonMobil Corp., for example, appreciated considerably in the period but was unable to keep pace with many smaller, more highly leveraged energy names. We believe, however, that Exxon's financial management and returns are unrivaled in the industry and that the stock should remain a core holding of the fund.

Q:  Will you describe your stock selection process?

A:  We employ a three-step investment process to build a  diversified portfolio of large capitalization stocks. First, we use quantitative screens to rank large-capitalization stocks, in order to identify those with attractive valuations: low price-to-earnings,3 low price-to-cash flow4 and other measures, such as the direction of earnings revisions. Next, our team, along with a group of in-house equity analysts, examines the stocks that appear attractive based on the quantitative screens, in order to determine an intrinsic value for each company. We search for stocks in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If our findings warrant further investigation, we meet with company management and, in some cases, make on-site visits to gain a better understanding of the business objectives and strategies of our candidates. Thirdly, we employ a variety of risk management techniques — including a monthly review of the fund's overall risk profile — to manage the fund's volatility versus its equity benchmark — the S&P 500.

3 Price-to-earnings ratio (P/E) is the most common measure of how expensive a stock is. P/E is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period.

4 Price-to-cash flow (P/C) is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

Q:  Will you explain what zero coupon bonds are and how they work?

A:  Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that investors can purchase the bond at a fraction of what it will be worth on a future date. The accretion of discount, or accumulation of principal value, will increase through the life of the bond, until principal value equals face value at maturity.

The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More importantly, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value, but the guarantee of the original investment as well. Zero-coupon bonds can be volatile. Their principal value — the original dollar amount invested by a bondholder — tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q:  How have you positioned the fund for the future?

A:  We continue to maintain a modest cyclical tilt to the fund, concentrating investments in those industries that tend to benefit from an improving economy. While during the period we pared back holdings in technology and industrials to capture gains for shareholders, these industry sectors remain overweighted relative to the benchmark, as do materials and energy stocks. While the fund remains underweighted relative to the benchmark index in consumer staples stocks, during the period we initiated positions in Coca-Cola Co., the beverage giant, and in General Mills, Inc., a producer of packaged foods. Further, the fund remains underweighted in financials overall, but overweighted among capital market stocks — which we expect to continue benefiting from merger and acquisition activity in 2005.

Q:  Do you have any closing comments for shareholders?

A:  We thank our shareholders for their commitment to the fund. We look forward to continuing to help them accomplish their long-term financial goals. Our team as always remains committed to enhancing the fund's diversified portfolio. We continue to employ a blend of quantitative models, fundamental research and rigorous risk analysis to uncover those stocks most likely to outperform the broader market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2005

Asset Allocation	1/31/05	7/31/04

US Government Backed	67%	67%
Common Stocks	33%	33%
	100%	100%
Sector Diversification (As a % of Common Stock)	1/31/05	7/31/04

Financials	19%	19%
Information Technology	17%	19%
Industrials	14%	13%
Health Care	12%	13%
Consumer Discretionary	11%	11%
Consumer Staples	9%	8%
Energy	8%	7%
Materials	4%	3%
Utilities	3%	3%
Telecommunication Services	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2005 (9.9% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.5%
2. General Electric Co. Industrial conglomerate	1.4%
3. Microsoft Corp. Developer of computer software	1.2%
4. Citigroup, Inc. Provider of diversified financial services	1.2%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	0.8%
6. Bank of America Corp. Provider of commercial banking services	0.8%
7. Johnson & Johnson Provider of health care products	0.8%
8. Morgan Stanley Provider of investment banking and brokerage services	0.8%
9. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.7%
10. Time Warner, Inc. Operator of media and entertainment company	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources page for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 32.9%
Consumer Discretionary 3.6%
Hotels Restaurants & Leisure 0.2%
McDonald's Corp.	5,800	187,862
Media 1.8%
Comcast Corp. "A"*	9,300	293,973
Interpublic Group of Companies, Inc.*	12,600	164,430
Time Warner, Inc.*	29,700	534,600
Viacom, Inc. "B"	10,370	387,216
		1,380,219
Multiline Retail 0.7%
Dollar General Corp.	8,000	161,680
Target Corp.	6,700	340,159
		501,839
Specialty Retail 0.9%
Sherwin-Williams Co.	6,100	263,520
Staples, Inc.	7,100	232,454
The Gap, Inc.	10,400	228,904
		724,878
Consumer Staples 2.9%
Beverages 1.0%
Anheuser-Busch Companies, Inc.	2,700	132,786
Coca-Cola Co.	6,900	286,281
PepsiCo, Inc.	6,450	346,365
		765,432
Food & Staples Retailing 0.6%
Safeway, Inc.*	7,200	135,720
Wal-Mart Stores, Inc.	6,800	356,320
		492,040
Food Products 0.6%
General Mills, Inc.	3,900	206,661
Hershey Foods Corp.	3,900	228,111
		434,772
Personal Products 0.3%
Avon Products, Inc.	6,300	265,986
Tobacco 0.4%
Altria Group, Inc.	4,300	274,469
Energy 2.6%
Energy Equipment & Services 0.3%
Baker Hughes, Inc.	5,300	229,490
Oil & Gas 2.3%
ChevronTexaco Corp.	6,200	337,280
Devon Energy Corp.	5,200	211,484
ExxonMobil Corp.	22,924	1,182,878
		1,731,642
Financials 6.2%
Banks 1.6%
Bank of America Corp.	13,000	602,810
US Bancorp.	7,000	210,350
Wachovia Corp.	7,600	416,860
		1,230,020
Capital Markets 1.3%
Lehman Brothers Holdings, Inc.	4,100	373,879
Morgan Stanley	10,700	598,772
		972,651
Diversified Financial Services 2.0%
CIT Group, Inc.	4,400	177,628
Citigroup, Inc.	18,433	904,139
Fannie Mae	2,700	174,366
JPMorgan Chase & Co.	8,100	302,373
		1,558,506
Insurance 1.3%
Ambac Financial Group, Inc.	2,100	161,448
American International Group, Inc.	6,625	439,171
Hartford Financial Services Group, Inc.	2,900	195,141
MetLife, Inc.	5,300	210,675
		1,006,435
Health Care 3.9%
Biotechnology 0.6%
Amgen, Inc.*	6,900	429,456
Health Care Equipment & Supplies 0.5%
Biomet, Inc.	7,000	297,360
Guidant Corp.	1,600	115,984
		413,344
Health Care Providers & Services 0.6%
Caremark Rx, Inc.*	6,800	265,880
WellPoint, Inc.*	1,700	206,550
		472,430
Pharmaceuticals 2.2%
Allergan, Inc.	3,000	227,850
Eli Lilly & Co.	2,800	151,872
Johnson & Johnson	9,288	600,934
Pfizer, Inc.	25,150	607,624
Wyeth	3,500	138,705
		1,726,985
Industrials 4.6%
Aerospace & Defense 1.2%
Honeywell International, Inc.	10,800	388,584
United Technologies Corp.	5,500	553,740
		942,324
Industrial Conglomerates 2.4%
3M Co.	3,800	320,568
General Electric Co.	30,200	1,091,126
Tyco International Ltd.	11,900	430,066
		1,841,760
Machinery 1.0%
Deere & Co.	4,700	326,321
Parker-Hannifin Corp.	6,700	436,572
		762,893
Information Technology 5.6%
Communications Equipment 0.9%
Cisco Systems, Inc.*	25,600	461,824
Motorola, Inc.	15,200	239,248
		701,072
Computers & Peripherals 1.4%
Dell, Inc.*	9,000	375,840
EMC Corp.*	23,100	302,610
International Business Machines Corp.	4,400	411,048
		1,089,498
Internet Software & Services 0.2%
Yahoo!, Inc.*	5,600	197,176
IT Consulting & Services 0.3%
Accenture Ltd. "A"*	8,300	216,215
Semiconductors & Semiconductor Equipment 0.7%
Altera Corp.*	7,500	144,000
Analog Devices, Inc.	4,000	143,560
Texas Instruments, Inc.	11,500	266,915
		554,475
Software 2.1%
Microsoft Corp.	35,500	932,940
Oracle Corp.*	30,800	424,116
Symantec Corp.*	3,100	72,385
VERITAS Software Corp.*	6,200	159,464
		1,588,905
Materials 1.3%
Chemicals 0.8%
E.I. du Pont de Nemours & Co.	4,700	223,532
Monsanto Co.	6,800	368,084
		591,616
Metals & Mining 0.2%
Alcoa, Inc.	6,200	182,962
Paper & Forest Products 0.3%
Georgia-Pacific Corp.	7,300	234,330
Telecommunication Services 1.0%
Diversified Telecommunication Services
ALLTEL Corp.	3,700	203,648
Sprint Corp.	9,000	214,470
Verizon Communications, Inc.	9,100	323,869
		741,987
Utilities 1.2%
Electric Utilities
Entergy Corp.	2,000	139,040
Exelon Corp.	9,300	411,525
PG&E Corp.*	6,800	238,000
TXU Corp.	2,100	145,320
		933,885
Total Common Stocks (Cost $19,773,247)		25,377,554
	Principal Amount ($)	Value ($)

US Government Backed 67.4%
US Treasury STRIPs, Principal Only, 5.315%**, 2/15/2012 (Cost $47,790,882)	69,150,000	52,110,195
	Shares	Value ($)

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 2.27% (b) (Cost $76,662)	76,662	76,662
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,640,791) (a)	100.4	77,564,411
Other Assets and Liabilities, Net	(0.4)	(270,600)
Net Assets	100.0	77,293,811

* Non-income producing security.

** Bond equivalent yield to maturity; not a coupon rate.

(a) The cost for federal income tax purposes was $67,775,357. At January 31, 2005, net unrealized appreciation for all securities based on tax cost was $9,789,054. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,464,257 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $675,203.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $67,564,129)	$ 77,487,749
Investment in Scudder Cash Management QP Trust (cost $76,662)	76,662
Total investments in securities, at value (cost $67,640,791)	77,564,411
Cash	10,000
Dividends receivable	8,208
Interest receivable	223
Other assets	2,980
Total assets	77,585,822
Liabilities
Payable for Fund shares redeemed	149,641
Accrued management fee	33,016
Other accrued expenses and payables	109,354
Total liabilities	292,011
Net assets, at value	$ 77,293,811
Net Assets
Net assets consist of: Undistributed net investment income	960,663
Net unrealized appreciation (depreciation) on investments	9,923,620
Accumulated net realized gain (loss)	(4,338,657)
Paid-in capital	70,748,185
Net assets, at value	$ 77,293,811
Net Asset Value
Net Asset Value and redemption price per share ($77,293,811 ÷ 8,603,770 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 290,636
Interest	1,275,554
Interest — Scudder Cash Management QP Trust	1,690
Total Income	1,567,880
Expenses: Management fee	197,008
Distribution service fees	98,504
Services to shareholders	63,346
Custodian fees	6,648
Auditing	21,760
Legal	8,866
Trustees' fees and expenses	15,670
Reports to shareholders	24,246
Registration fees	7,912
Other	3,706
Total expenses, before expense reductions	447,666
Expense reductions	(849)
Total expenses, after expense reductions	446,817
Net investment income (loss)	1,121,063
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	779,855
Written Options	1,302
781,157
Net unrealized appreciation (depreciation) during the period on investments	2,178,032
Net gain (loss) on investment transactions	2,959,189
Net increase (decrease) in net assets resulting from operations	$ 4,080,252

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004
Operations: Net investment income (loss)	$ 1,121,063	$ 2,252,631
Net realized gain (loss) on investment transactions	781,157	1,290,061
Net unrealized appreciation (depreciation) during the period on investment transactions	2,178,032	2,467,637
Net increase (decrease) in net assets resulting from operations	4,080,252	6,010,329
Distributions to shareholders from: Net investment income	(2,210,203)	(2,301,897)
Fund share transactions: Reinvestment of distributions	2,144,288	2,231,504
Cost of shares redeemed	(4,328,305)	(12,880,864)
Net increase (decrease) in net assets from Fund share transactions	(2,184,017)	(10,649,360)
Increase (decrease) in net assets	(313,968)	(6,940,928)
Net assets at beginning of period	77,607,779	84,548,707
Net assets at end of period (including undistributed net investment income of $960,663 and $2,049,803, respectively)	$ 77,293,811	$ 77,607,779
Other Information
Shares outstanding at beginning of period	8,846,787	10,057,229
Shares issued to shareholders in reinvestment of distributions	237,726	259,177
Shares redeemed	(480,743)	(1,469,619)
Net increase (decrease) in Fund shares	(243,017)	(1,210,442)
Shares outstanding at end of period	8,603,770	8,846,787

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.77	$ 8.41	$ 8.08	$ 9.08	$ 11.09	$ 10.62
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.24	.23	.28	.31	.32
Net realized and unrealized gain (loss) on investment transactions	.34	.36	.25	(.82)	(1.04)	.77
Total from investment operations	.47	.60	.48	(.54)	(.73)	1.09
Less distributions from: Net investment income	(.26)	(.24)	(.15)	(.33)	(.38)	(.30)
Net realized gains on investment transactions	—	—	—	(.13)	(.90)	(.32)
Total distributions	(.26)	(.24)	(.15)	(.46)	(1.28)	(.62)
Net asset value, end of period	$ 8.98	$ 8.77	$ 8.41	$ 8.08	$ 9.08	$ 11.09
Total Return (%)[c]	5.46**	7.19	6.00	(6.09)	(6.84)	10.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	78	85	74	93	112
Ratio of expenses before expense reductions (%)	1.14*	1.03	.97	.94	1.00[d]	.94
Ratio of expenses after expense reductions (%)	1.13*	1.03	.97	.94	.98[d]	.93
Ratio of net investment income (loss) (%)	2.85*	2.70	2.76	3.32	3.13	2.95
Portfolio turnover rate (%)	5*	9	16	107	53	40

[a] For the six months ended January 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .97% and .97%, respectively.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Target 2012 Fund (the "Fund") is a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (February 15, 2012) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $4,977,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($3,752,000) and July 31, 2011 ($1,225,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2005, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,810,663 and $6,478,652, respectively.

For the six months ended January 31, 2005, transactions for written call options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	16	1,302
Options expired	(16)	(1,302)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $29 and $27, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the Shareholders Servicing Fee it receives from the Fund. For the six months ended January 31, 2005, the amount charged to the Fund by SISC aggregated $50,086, of which $31,318 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2005, the Service Fee was $98,504, of which $16,494 is unpaid. Accordingly, for the six months ended January 31, 2005, the Service Fee was equivalent to an annualized effective rate of 0.25% of the Fund's average net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended January 31, 2005, the Advisor agreed to reimburse the Fund $831, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2005, the Fund's custodian fees were reduced by $18 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KRFCX
CUSIP Number	81123E-309
Fund Number	53
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Target 2012 Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Target 2012 Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005